SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, DC  20549

                   ----------------------------------

                                FORM 8-K


                             CURRENT REPORT


                   Pursuant to Section 13 or 15(d)
                               of the
                   Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): April 15, 1996
                                                  -----------------


                         THE PARKWAY COMPANY
- - -------------------------------------------------------------------
      (Exact name of Registrant as specified in its charter)



Texas                       0-12505                      74-2123597
- - -------------------------------------------------------------------
(State or other     (Commission File Number)          (IRS Employer
jurisdiction of                                      Identification
incorporation)                                           Number)


300 One Jackson Place, 188 E. Capitol St., Jackson, MS  39201
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(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code (601) 948-4091
                                                   ---------------


- - ------------------------------------------------------------------
  (Former name or former address, if changed since last report)

FORM 8-K

                         THE PARKWAY COMPANY


Item 2.       Acquisition or Disposition of Assets.

                     On April 15, 1996, Parkway Houston, Inc., a wholly-
              owned subsidiary of The Parkway Company ("Parkway") purchased the 400 North Belt Centre' Office Building and the Woodbranch Office Building in Houston, Texas from a major insurance company. The 400 North Belt Centre' Office Building is a 12-story Class A office building with approximately 223,000 square feet of rentable area and a 723 space parking garage located in the Greenpoint/North Belt office submarket of Houston near the Houston Intercontinental Airport. The building is currently 96% leased within a Class A submarket that is currently 87% leased. The Woodbranch Office Building is a 6-story office building with approximately 110,000 square feet of rentable area and a 352 space parking garage located in the Katy Freeway/Energy Corridor. The occupancy of Woodbranch is 90%. The total purchase price for these two buildings was $13,900,000.

Item 5.       Other Events.

                     On March 29, 1996, the Board of Directors of Parkway
              approved a three-for-two common stock split to be effected in the form of a stock dividend of one share for every two shares outstanding. The stock dividend was payable on April 30, 1996 to shareholders of record as of April 15, 1996.

Item 7.       Financial Statements and Exhibits.

                     (a) Financial Statements of 400 North Belt Centre' and The Woodbranch Building

                     It is impractical to provide the audited financial
              statements of 400 North Belt Centre' and The Woodbranch Building required by Item 7(a) of Form 8-K, but such financial statements will be filed as soon as practical but not later than 60 days after the filing of this Form 8-K.

                     (b)   Pro Forma Consolidated Financial Statements.

                     The pro forma consolidated financial statements will
              be filed with the audited financial statements of 400
              North Belt Centre' and The Woodbranch Building.

                     (c)   Exhibits.

                                  (10)   Agreement for Purchase and Sale of
                           Real Property By and Between The Penn Mutual
                           Life Insurance Company as Seller and Parkway
                           Houston, Inc. as Purchaser dated April 15,
                           1996.  Parkway agrees to furnish
                           supplementally to the Securities and Exchange Commission on request a copy of any omitted schedule or exhibit to this agreement.

FORM 8-K

                           THE PARKWAY COMPANY


                               SIGNATURES


              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:         April 30, 1996

                                                       THE PARKWAY COMPANY



                                                BY:    /s/Sarah P. Clark
                                                       Sarah P. Clark
                                                       Vice President,
                                                       Chief Financial Officer
                                                       and Secretary

EARNEST MONEY CONTRACT

                             (Woodbranch Office Building and
                     400 North Belt Office Building, Houston, Texas)

       THIS EARNEST MONEY CONTRACT ("Contract") is made and entered into as of the date hereinafter mentioned by and between The Penn Mutual Life Insurance Company ("Seller"), a Pennsylvania corporation, and Parkway Houston, Inc. ("Purchaser"), a Texas corporation, a wholly owned subsidiary of The Parkway Company.


                                       WITNESSETH:


                                       ARTICLE 1.

                                      THE PROPERTY

       1.1. The Woodbranch Property. Subject to the terms and provisions of this Contract, and for the consideration described herein, Seller agrees to sell to Purchaser and Purchaser agrees to purchase from Seller, all of the following described property:

              (a) All of that approximately 3.7199 acre tract of land out of Reserve B of Wood Branch Office Park in Harris County, Texas, according to the map or plat thereof recorded in Volume 307, Page 59, of the Map Records of Harris County, and being more particularly defined by metes and bounds on the attached
       Exhibit 1.1(a) (the "Woodbranch Land"), together with that office building located thereon commonly known as the Woodbranch Office Building, and together with all other improvements, buildings, structures, fixtures and landscaping of every kind and nature presently situated on, in or under or hereafter erected or installed in or on the Woodbranch Land (hereinafter collectively referred to as the "Woodbranch Building") (the Woodbranch Land and Woodbranch Building hereinafter collectively referred to as the "Woodbranch Real Property"); and

              (b) all personal property and other tangible property owned by Seller, located in or on the Woodbranch Real Property and used solely in connection with the operation or maintenance thereof, including furniture, fixtures, equipment and other tangible property, if any (but excluding, without limitation, all personal property, fixtures and equipment owned by (i) tenants of the Woodbranch Building or
       (ii) Seller's managing agent) (collectively, the "Woodbranch
       Personalty");

              (c) all leases (the "Woodbranch Leases") covering space in the Woodbranch Building, all of Seller's rights, if any, to the use of the name "Woodbranch Office Building" and all of Seller's rights, title and interest in and to all plans, specifications, warranties, contract rights and obligations, and assignable licenses, franchises and permits relating to the Woodbranch Real Property (collectively, the "Woodbranch Intangible Property"). The Woodbranch Real Property, the Woodbranch Personalty, and the Woodbranch Intangible Property are collectively referred to as the "Woodbranch Property". Notwithstanding anything stated herein, the Woodbranch
       Property does not include the Seller's name or any variation thereof, including but not limited to "Penn."

       1.2. The North Belt Property. Subject to the terms and provisions of this Contract, and for the consideration described herein, Seller agrees to sell to Purchaser and Purchaser agrees to purchase from Seller, all of the following described property:

              (a) All of that approximately 3.0667 acre tract of land located in the William Sevey Survey, Abstract 699, Harris
       County, Texas, and being a portion of Unrestricted Reserve "G" out of Greenbriar North, Section One, a subdivision of record in Volume 225, Page 72, Harris County Map Records, and being more particularly defined by metes and bounds on the attached
       Exhibit 1.2(a) (the "North Belt Land"), together with that office building located thereon commonly known as the North
       Belt Office Building, and together with all other improvements, buildings, structures, fixtures and landscaping of every kind and nature presently situated on, in or under or hereafter erected or installed in or on the North Belt Land (hereinafter collectively referred to as the "North Belt Building") (the North Belt Land and North Belt Building hereinafter collectively referred to as the "North Belt Real Property"); and

              (b) all personal property and other tangible property owned by Seller, located in or on the North Belt Real Property and used solely in connection with the operation or maintenance thereof, including furniture, fixtures, equipment and other tangible property, if any (but excluding, without limitation, all personal property, fixtures and equipment owned by (i) tenants of the North Belt Building or
       (ii) Seller's managing agent) (collectively, the "North Belt
       Personalty");

              (c) all leases (the "North Belt Leases") covering space in the North Belt Building, all of Seller's rights, if any, to the use of the name "400 North Belt Building" and all of Seller's rights, title and interest in and to all plans, specifications, warranties, contract rights and obligations, and assignable licenses, franchises and permits relating to the North Belt Real Property (collectively, the "North Belt Intangible Property"). The North Belt Real Property, the
       North Belt Personalty, and the North Belt Intangible Property are collectively referred to as the "North Belt Property".

       1.3. AS IS WHERE IS. SELLER AND PURCHASER ACKNOWLEDGE AND AGREE THAT SELLER HAS LIMITED KNOWLEDGE OF THE PHYSICAL OR ECONOMIC CHARACTERISTICS OF THE WOODBRANCH PROPERTY AND THE NORTH BELT
PROPERTY (COLLECTIVELY, THE "PROPERTIES").  ACCORDINGLY, -
              (a) THE PARTIES INTEND THAT THE SALE OF THE PROPERTIES WILL BE MADE ON AN "AS IS, WHERE IS" BASIS WITH ALL FAULTS.

              (b) PURCHASER ACKNOWLEDGES AND AGREES THAT, EXCEPT AS STATED IN SECTION 5.1 BELOW, SELLER HAS NOT MADE, DOES NOT MAKE, WILL NOT MAKE AND SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS
       OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS, IMPLIED, OR STATUTORY, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO: (A) THE NATURE, QUALITY OR CONDITION OF THE PROPERTIES OR ANY PART THEREOF, INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL AND GEOLOGY; (B) THE ECONOMIC FEASIBILITY OF THE PROPERTIES OR THE INCOME TO BE DERIVED FROM THE PROPERTIES; (C) THE SUITABILITY OF THE PROPERTIES FOR ANY AND ALL ACTIVITIES AND USES WHICH PURCHASER MAY CONDUCT THEREON; (D) EXCEPT FOR ANY WARRANTIES CONTAINED IN THE DEED TO BE DELIVERED BY SELLER AT THE
       CLOSING, THE NATURE AND EXTENT OF ANY RIGHT-OF-WAY, LEASE, POSSESSION; (E) THE COMPLIANCE OF OR BY THE PROPERTIES OR
       THEIR OPERATION WITH ANY LAWS, RULES, ORDINANCES OR
       REGULATIONS OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OR BODY;
       (F) THE RENTABILITY, HABITABILITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PROPERTIES; (G) THE PRESENCE
       OF ANY ENDANGERED OR THREATENED SPECIES ON THE PROPERTIES, AS WELL AS THE SUITABILITY OF THE PROPERTIES AS HABITAT FOR ANY
       OF THOSE SPECIES; OR (H) ANY OTHER MATTER WITH RESPECT TO THE PROPERTIES. WITHOUT LIMITING THE FOREGOING, SELLER DOES NOT MAKE, HAS NOT MADE, AND WILL NOT MAKE ANY REPRESENTATION OR WARRANTY REGARDING THE PRESENCE OR ABSENCE OF ANY HAZARDOUS SUBSTANCES (AS HEREINAFTER DEFINED) ON, UNDER OR ABOUT THE PROPERTIES OR THE COMPLIANCE OF THE PROPERTIES WITH THE COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION AND LIABILITY ACT, THE SUPERFUND AMENDMENT AND REAUTHORIZATION
       ACT, THE RESOURCE CONSERVATION AND RECOVERY ACT, THE FEDERAL WATER POLLUTION CONTROL ACT, THE FEDERAL ENVIRONMENTAL PESTICIDES ACT, THE CLEAN WATER ACT, THE CLEAN AIR ACT, THE TEXAS NATURAL RESOURCES CODE, THE TEXAS WATER CODE, THE TEXAS SOLID WASTE DISPOSAL ACT, THE TEXAS HAZARDOUS SUBSTANCES SPILL PREVENTION AND CONTROL ACT, ANY SO CALLED FEDERAL, STATE OR LOCAL "SUPERFUND" OR "SUPERLIEN" STATUTE, OR ANY OTHER
       STATUTE, LAW, ORDINANCE, CODE, RULE, REGULATION, ORDER OR DECREE REGULATING, RELATING TO OR IMPOSING LIABILITY
       (INCLUDING STRICT LIABILITY) OR STANDARDS OF CONDUCT
       CONCERNING ANY HAZARDOUS SUBSTANCES (COLLECTIVELY, THE "HAZARDOUS SUBSTANCE LAWS"). FOR PURPOSES OF THIS AGREEMENT, THE TERM "HAZARDOUS SUBSTANCES" SHALL MEAN AND INCLUDE THOSE ELEMENTS OR COMPOUNDS WHICH ARE CONTAINED ON THE LIST OF HAZARDOUS SUBSTANCES ADOPTED BY THE UNITED STATES
       ENVIRONMENTAL PROTECTION AGENCY AND ANY OTHER WASTE,
       POLLUTANT, CONTAMINANT, TOXICANT OR SUBSTANCE REGULATED UNDER ANY HAZARDOUS SUBSTANCE LAW.

              (c) PURCHASER ACKNOWLEDGES AND AGREES THAT IT HAS EXAMINED AND INVESTIGATED THE PROPERTIES PRIOR TO EXECUTION HEREOF AND THAT IN PURCHASING THE PROPERTIES PURCHASER WILL RELY SOLELY UPON ITS INDEPENDENT EXAMINATION, STUDY, INSPECTION AND KNOWLEDGE OF THE PROPERTIES, AND PURCHASER IS RELYING SOLELY UPON ITS OWN EXAMINATION, STUDY, INSPECTION, AND KNOWLEDGE, OF THE PROPERTIES AND PURCHASER'S DETERMINATION OF THE VALUE OF THE PROPERTIES AND USES TO WHICH THE PROPERTIES MAY BE PUT, AND NOT ON ANY INFORMATION (ORAL OR WRITTEN) PROVIDED OR TO BE PROVIDED BY SELLER OR SELLER'S AGENTS, EMPLOYEES OR CONTRACTORS. PURCHASER FURTHER ACKNOWLEDGES THAT THE INFORMATION PROVIDED AND TO BE PROVIDED WITH RESPECT TO THE PROPERTIES WAS OBTAINED FROM A VARIETY OF SOURCES AND SELLER (A) HAS NOT MADE AND WILL NOT BE OBLIGATED TO MAKE ANY INDEPENDENT INVESTIGATION OR VERIFICATION OF SUCH INFORMATION; AND (B) DOES NOT MAKE ANY REPRESENTATIONS AS TO THE ACCURACY OR COMPLETENESS OF SUCH INFORMATION. PURCHASER AGREES TO PAY FOR AND HAS MADE OR WILL MAKE ALL INSPECTIONS, INVESTIGATIONS AND ANALYSES NECESSARY OR APPROPRIATE FOR THE PURPOSE OF DETERMINING COMPLIANCE OR NON-COMPLIANCE BY THE PROPERTIES WITH ALL BUILDING, HEALTH, ENVIRONMENTAL, ZONING AND LAND USE LAWS, ORDINANCES, RULES AND REGULATIONS, AND SELLER MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, CONCERNING THE PROPERTIES' COMPLIANCE WITH SUCH BUILDING, HEALTH, ENVIRONMENTAL, ZONING AND LAND USE LAWS, ORDINANCES, RULES AND REGULATIONS.

              (d) PURCHASER RELEASES, ACQUITS AND FOREVER DISCHARGES SELLER FROM, AND WAIVES, ANY AND ALL LIABILITIES, CLAIMS,
       CAUSES OF ACTION, DAMAGES, AND OTHER RELIEF, WHETHER AT LAW OR IN EQUITY AND WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE, IN CONNECTION WITH, AS RESULT OF OR OTHERWISE WITH REGARD TO THE CONDITION OF THE PROPERTIES, INCLUDING BUT NOT LIMITED TO ITS ENVIRONMENTAL CONDITION. THIS GENERAL RELEASE SHALL BE APPLICABLE, WITHOUT LIMITATION, TO ANY AND ALL LIABILITIES, CLAIMS, CAUSES OF ACTION, DAMAGES AND OTHER
       RELIEF UNDER ANY OF THE HAZARDOUS SUBSTANCE LAWS.

              (e) THE OCCURRENCE OF A CLOSING SHALL CONSTITUTE AN ACKNOWLEDGMENT BY PURCHASER THAT THE PROPERTIES WERE ACCEPTED WITHOUT REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED (EXCEPT FOR THE REPRESENTATIONS CONTAINED IN THIS CONTRACT AND THE SPECIAL WARRANTIES OF TITLE SET FORTH IN THE DEEDS), AND OTHERWISE IN AN "AS IS", "WHERE IS", AND "WITH ALL FAULTS" CONDITION.

                                       ARTICLE 2.

                                     PURCHASE PRICE

       2.1. Total Purchase Price. The total purchase price (the "Purchase Price") for the Properties shall be FOURTEEN MILLION ONE HUNDRED THOUSAND DOLLARS ($14,100,000.00), regardless of the size of the Properties. All references to "dollars" in this Contract shall mean lawful currency of the United States of America. The Purchase Price shall be allocated as follows:

              Woodbranch Property                      $ 4,516,014.00

              North Belt Property                        9,583,986.00

              Total:                                   $14,100,000.00


       2.2. Independent Consideration. Contemporaneously with the execution of this Contract, Purchaser delivered to Seller the amount of Fifty and No/100 Dollars ($50.00) (the "Independent Consideration") in addition to and independent of any other consideration provided hereunder. The Independent Consideration is non-refundable and shall be retained by Seller under all circumstances. By execution hereof, Seller acknowledges receipt of the Independent Consideration and acknowledges the sufficiency of the Independent Consideration to support this Contract solely.

       2.3. Manner of Payment. The Purchase Price shall be paid in cash, or in immediately available funds, at the Closing (as herein-after defined).

       2.4. Earnest Money Deposit. Within twenty-four (24) hours after Purchaser's execution of this Contract, Purchaser shall have deposited or shall deposit with the Title Company (hereinafter identified) the sum of TWO HUNDRED THOUSAND AND NO/100 DOLLARS ($200,000.00) (the "Earnest Money") as a non-refundable deposit. Purchaser's failure to timely deposit the Earnest Money shall be a material breach of this Contract. The Earnest Money shall be held in escrow by the Title Company in an interest-bearing account, and all interest earned on the Earnest Money shall be the property of the party entitled to the Earnest Money. At the Closing all Earnest Money deposited hereunder shall be applied to the Purchase Price for the conveyance of the Properties. If the transaction is not consummated in accordance with the terms and provisions hereof, the Earnest Money shall be held and delivered by the Title Company as hereinafter provided. In regard to this Section 2.4, the parties specifically acknowledge that time is of the essence.


                                       ARTICLE 3.

                                    TITLE AND SURVEY

       3.1. Title Commitments. Seller has caused to be furnished to Purchaser a current commitment for an Owner Policy of Title
Insurance (the "Woodbranch Title Commitment"), issued by Chicago
Title Insurance Company by Title Agency of Houston, Inc., 5251 Westheimer, Suite 200, Houston, Texas 77056 (the "Title Company"), under GF# 9621236465, covering and describing the Woodbranch Real Property, listing Purchaser as the prospective named insured and showing as the policy amount the Purchase Price allocable to the Woodbranch Real Property. Seller has caused to be furnished to Purchaser, a current commitment for an Owner Policy of Title
Insurance (the "North Belt Title Commitment"), issued by Chicago
Title Insurance Company by the Title Company under GF# 9621236464, covering and describing the North Belt Real Property, listing Purchaser as the prospective named insured and showing as the policy amount the Purchase Price allocable to the North Belt Real Property. At the time Seller caused the Woodbranch Title
Commitment and the North Belt Title Commitment (collectively, the "Title Commitments") to be furnished to Purchaser, Seller caused to be furnished to Purchaser legible copies of all instruments referred to in the Title Commitments as conditions or exceptions to title.

       3.2. Survey. Seller, at Seller's initial expense (but subject to reimbursement as set forth below), has caused to be furnished to Purchaser a survey of the Woodbranch Real Property and a survey of the North Belt Real Property (collectively, the "Real Property").
The survey of the Woodbranch Real Property acceptable to the Title Company is hereafter referred to as the "Woodbranch Survey". The survey of the North Belt Real Property acceptable to the Title
Company is hereafter referred to as the "North Belt Survey". The Woodbranch Survey and the North Belt Survey are sometimes referred to herein collectively as the "Surveys".

       3.3. Survey and Title Objections. Purchaser has reviewed the Title Commitments and Surveys and has no objections to the condition of title as set forth in the Title Commitments and/or the Surveys. Any title exceptions which are set forth on Exhibit 3.3 hereof shall be deemed to be permitted exceptions to Seller's title (the "Permitted Exceptions").


                                       ARTICLE 4.

                                CONTINGENCIES TO CLOSING

       4.1. Purchaser's Contingencies. Purchaser's obligations under this Contract shall be contingent and specifically conditioned on the satisfaction, as of the Closing, of each of the following conditions:

              (a) Seller shall have performed, observed and complied with all of the covenants, agreements and conditions required by this Contract to be performed, observed and complied with by it prior to or as of the Closing.

              (b) The representations, covenants and warranties made pursuant to Section 5.1 shall be true and correct.

              (c) Purchaser shall have received from each Major Tenant (as hereinafter defined) an estoppel certificate in form and substance required to be given by such Major Tenant under its lease; provided, however, Buyer shall have the right to request that each tenant of the Properties execute an estoppel certificate substantially in the form attached hereto as
       Exhibit 4.1(c), with the blanks completed. For the purposes of this Contract, the "Major Tenants" shall mean Exxon Corporation, Nautilus Engineering, and FutureSoft Engineering, Inc. (with respect to the Woodbranch Building) and Meridian
       Oil, Inc. and Klein Bankshares, Inc. (with respect to the
       North Belt Building). The failure of a Major Tenant or any other tenant to execute an estoppel certificate in the form attached as Exhibit 4.1(c) shall not be a failure to satisfy the condition set forth herein. Notwithstanding the foregoing, Seller agrees to provide a Seller's estoppel letter substantially in the form attached hereto as Exhibit 4.1(c)(i) for each Major Tenant and Temporaries, Inc., Lava, Inc.,
       Salumunek & Associates, Inc. and Motivation Realty Corporation if such parties do not provide an estoppel certificate at least as beneficial to Purchaser as such party is required to provide under its lease; provided, however, if such party subsequently provides Purchaser with an estoppel at least as beneficial to Purchaser as the estoppel required from such party under its Lease, Seller's estoppel letter shall have no further force or effect and shall be returned to Seller. In any event, Seller's estoppel letters shall be of no further force or effect ninety (90) days after the Closing. This provision shall survive the closing.

              4.2. Seller's Contingencies. Seller's obligations under this Contract shall be contingent and specifically conditioned on the satisfaction, as of the Closing, of each of the following conditions:

              (a) Purchaser shall have performed, observed and complied with all of the covenants, agreements and conditions required by this Contract to be performed, observed and complied with by Purchaser prior to or as of the Closing.

              (b) Seller shall have received, reviewed and approved, in its discretion, the documents authorizing Purchaser's execution hereof and the consummation of the transaction contemplated hereby.

              (c) The representations, covenants and warranties made pursuant to Section 5.2 shall be true and correct.

              (d) Purchaser shall consummate the purchase of both Properties at the Closing.


                                       ARTICLE 5.

                                     REPRESENTATIONS

       5.1. Representations of Seller. Seller hereby covenants, represents and warrants to Purchaser that:

              (a) Seller is duly organized and existing and has full right, power and authority to enter into this Contract and to consummate the sale contemplated hereby without the joinder of any other person, and the persons signatory to this Contract and any documents executed pursuant hereto on behalf of Seller have full right, power and authority to bind Seller.

              (b) Seller is not a "foreign person" as that term is used and defined in the Internal Revenue Code, Section 1445, as the same may be amended, and on or before Closing, Seller agrees to execute and deliver to Purchaser a non-foreign affidavit.

       5.2. Representations of Purchaser. Purchaser hereby covenants, represents and warrants to Seller that:

              (a) Purchaser is duly organized and existing under the laws of Texas, is authorized to do business in Texas and has full right, power and authority to enter into this Contract and to consummate the sale contemplated hereby without the joinder of any other person, and the persons signatory to this Contract and any documents executed pursuant hereto on behalf of Purchaser have full right, power and authority to bind Purchaser;

              (b) The execution of this Contract and the documents executed pursuant hereto will not result in a breach of, or constitute any default, with or without notice or passage of time, or both, under any agreement, contract, note, deed of trust or other document to which Purchaser is a party or by which Purchaser or its property is or might be bound;

              (c) Purchaser has not relied upon any representation or warranty made by Seller in connection with the Properties or the condition of the surface or sub-surface of the Properties except as specifically set forth in Section 5.1 hereof or the Seller's estoppel letters, if any, to be provided pursuant to
       Section 4.1(c); provided, however, Purchaser's reliance on such Seller's estoppel letters shall, without limitation, be limited as set forth in such letters and Section 4.1(c).

              (d) Closing Representations and Warranties. At the Closing, Purchaser shall represent and warrant that Purchaser has had full and complete access to the Property in order to inspect same, and has satisfied itself as to all aspects of the Properties, including without limitation their physical, environmental and financial condition. Purchaser shall also acknowledge at the Closing the waivers, statements and disclaimers set forth in Section 1.3 hereof.


                                       ARTICLE 6.

                                         CLOSING

       6.1. Time and Place. Provided that all of the contingencies of this Contract have been fulfilled (or waived in writing) prior to or on the Closing Date (hereinafter defined), the closing of this transaction (the "Closing") shall take place at the Title Company at or before noon (Houston, Texas time) on April 15, 1996 (the "Closing Date"), unless such date is extended pursuant to
Section 3.3 above or pursuant to the written agreement of Seller and Purchaser.

       6.2.   Events of Closing.

              (a) At the Closing, Seller shall deliver to Purchaser the following:

                     (i)   A special warranty deed conveying the
                           Woodbranch Real Property in its "AS IS, WHERE IS" condition to Purchaser, subject to the Permitted Exceptions set forth in the Woodbranch Title Commitment, and setting forth the waivers, disclaimers, releases, and statements included in Section 1.3 hereof;

                     (ii) A special warranty deed conveying the North Belt Real Property in its "AS IS, WHERE IS" condition to Purchaser, subject to the Permitted Exceptions set forth in the North Belt Title Commitment, and setting forth the waivers, disclaimers, releases, and statements included in Section 1.3 hereof;

                     (iii) An Owner Policy of Title Insurance covering
                           the Woodbranch Real Property and North Belt
                           Real Property, issued by the Title Company at Seller's expense and containing no exceptions other than the Permitted Exceptions;

                     (iv) Possession of the Properties, subject to rights of tenants under the Leases;

                     (v) Seller's Non-Foreign Affidavit as more fully described in Section 5.1(b) hereinabove;

                     (vi) A duly executed and acknowledged blanket conveyance, bill of sale and assignment conveying the Woodbranch Personalty and Woodbranch Intangible Property (other than the Woodbranch Leases) in their "AS IS, WHERE IS" condition, to Purchaser with covenants of special warranty and an assumption by Purchaser;

                     (vii) A duly executed and acknowledged blanket
                           conveyance, bill of sale and assignment
                           conveying the North Belt Personalty and North Belt Intangible Property (other than the North Belt Leases) in their "AS IS, WHERE IS" condition, to Purchaser with covenants of special warranty and an assumption by Purchaser;

                     (viii)A duly executed and acknowledged assignment of
                           leases assigning to Purchaser all of Seller's right, title and interest in and to any and all leases covering space in the Woodbranch Building;

                     (ix) A duly executed and acknowledged assignment of leases assigning to Purchaser all of Seller's right, title and interest in and to any and all leases covering space in the North Belt Building;

                     (x) An original notice to each and every tenant of the Woodbranch Building, duly executed by Seller and being in the form attached hereto as Exhibit 6.2(a)(xi);

                     (xi) An original notice to each and every tenant of the North Belt Building, duly executed by Seller and being in the form attached hereto as Exhibit 6.2(a)(xii);

                     (xii) The original of all contracts and any
                           warranties or guaranties received by Seller and to be assigned to Buyer from any contractors, subcontractors, suppliers or materialmen in connection with any construction, repairs or alterations of the Buildings or any tenant improvements to the extent the same are in Seller's or Seller's agents' possession or under Seller's control;

                     (xiii)All security deposits, if any, held by Seller
                           or Seller's agent pursuant to any lease
                           agreement covering a unit in either of the Buildings and which Seller is obligated to repay pursuant to Texas law; and

                     (xiv) All other documents, instruments and agree-
                           ments elsewhere herein provided to be executed and delivered to Purchaser at the time of Closing.

              (b) At the Closing, Purchaser shall deliver to Seller the following:

                     (i) The Purchase Price, in cash or immediately available funds, required pursuant to Sections
                           2.1 and 2.3 above;

                     (ii) An agreement stating that Purchaser has actually examined the Properties and understands that except as otherwise expressly provided in this Contract, the Properties are being sold "AS IS, WHERE IS," and without any representations or warranties of any kind, express or implied, including the warranties of merchantability, fitness for a particular purpose, suitability or habitability, quality, physical condition and value (except as specifically set forth in Section 5.1 hereof or the Seller's estoppel letters, if any, to be provided pursuant to Section 4.1(c); provided, however, such representations are subject to all limitations set forth therein and herein), and that Purchaser shall indemnify and hold Seller harmless from and against any and all charges, demands, damages, liabilities, losses, costs and expenses resulting from or arising out of, directly or indirectly, the condition of the Properties or the breach of any lease or other contract or agreement affecting or related to the Properties from and after the Closing Date. Purchaser shall also acknowledge, represent and warrant therein that the Purchaser or its agent has made, or had the opportunity to make, a structural and roof inspection and an environmental survey of the Properties, and that the Purchaser accepts the Property "AS IS." Such agreement shall be in a form reasonably acceptable to Seller; and

                     (iii) All other documents, instruments and agree-
                           ments to be executed and delivered by
                           Purchaser to Seller at the time of Closing, each of which shall be in a form acceptable to Seller.

              (c) In addition, each party will provide to the other or to the Title Company, or both, whatever documentation may be reasonably requested in order to confirm the proper authority of such party to consummate this transaction.

              (d) All documents not attached hereto shall be in a form and substance reasonably acceptable to Seller and Purchaser.

       6.3. Expenses of Closing. With reference to the Closing, it is understood and agreed that Seller shall pay its proportionate share of the prorations set forth in Section 6.4 hereof and the cost of tax certificates; the premiums for the standard Owner Policies of Title Insurance; one-half of the escrow fee charged by the Title Company; the recording fees for the special warranty deeds; its own costs, including attorney's fees, in connection with the negotiation of this Contract and the consummation of the transaction contemplated hereby; and all other expenses stipulated to be paid by Seller under other provisions of this Contract. Purchaser shall pay its proportionate share of the prorations set forth in Section 6.4 hereof; the cost of any endorsements to or modifications of the Owner Policies Of Title Insurance; one-half (1/2) of the escrow fee charged by the Title Company; its own costs, including attorney's fees, in connection with the negotiation of this Contract and the consummation of the transaction contemplated hereby; and all other expenses stipulated to be paid by Purchaser under other provisions of this Contract. Further, at Closing, Purchaser shall reimburse Seller for the cost of the Surveys.

       6.4. Prorations and Expenses. Any rents and other income attributable to use or occupancy of the Buildings during the month of Closing shall be prorated as of 12:01 a.m. on the Closing Date, but only such income received as of the Closing Date shall be prorated at the Closing. Purchaser hereby agrees to use its good faith efforts to collect all rents, late charges and such other income due and owing as of the Closing Date, if any. Any rents, late charges and other income collected by Purchaser shall first be applied to the most recent outstanding rents, late charges and other amounts; provided, however, notwithstanding the foregoing, if a payment made to Purchaser is identified as a payment for outstanding rents, late charges or other amounts to which Seller is entitled, Purchaser shall forward such payment to Seller and further provided that Purchaser shall continue to invoice tenants for rents, late charges and other amounts due and owing as of the Closing until such amounts are paid in full. All past due rents, late charges and other income due and owing to Seller as of the Closing Date which Purchaser collects shall be remitted to Seller promptly following the receipt thereof by Purchaser. Real estate ad valorem taxes for the year during which the Closing occurs shall be prorated to the Closing Date based on the actual tax figures, if known, or the estimated tax figures if the actual amount is not known. The recipient of the 1996 property tax statements with respect to the Properties shall deliver copies thereof to the other party within five (5) days after receipt thereof. Operating expenses paid on a monthly basis, other than utilities, shall be prorated as of the Closing Date. Purchaser shall be obligated to have all utilities read on the Closing Date and Purchaser shall be liable for all utility, insurance and other expenses related to the Properties which arise from events occurring from and after the Closing Date and shall indemnify Seller against all claims in connection therewith, which agreement of indemnity shall survive the Closing. Subject to Purchaser's indemnifications of Seller hereunder or pursuant hereto, Seller shall indemnify Purchaser against all claims in connection with utility, insurance and other expenses related to the Properties incurred during Seller's ownership thereof, which agreement of indemnity shall survive the Closing. If at any time after the Closing Date the amount of any prorated items shall prove to have been incorrect, the party in whose favor the error was made shall pay the sum necessary to correct the error to the other party within ten (10) business days after receipt of reasonable proof of such error from the other party. Any valid bill that is received by Seller or Purchaser after the Closing shall be prorated as of the Closing in accordance with the terms of the indemnification set forth in this section, and each party liable therefor shall pay its pro rata share within ten (10) days after receipt of notice and evidence of the validity thereof. Purchaser shall be responsible for and upon Closing assumes all obligations to pay commissions, tenant improvement allowances, relocation expenses and other charges incurred in connection with any lease or renewal of a lease that are outstanding on or after the Closing, including but not limited to leases or renewals of leases with Temporaries, Inc., Lava Inc., Salumunek & Associates, Inc. and Motivation Realty Corporation. At
Closing,   Purchaser  shall  receive  a  credit  against  the
Purchase Price in the amount of (a) $70,558.80 for all costs, fees and expenses incurred in connection with the installation of a cooling tower at the 400 North Belt Building (b) $85,532.72 for all costs, fees and expenses incurred in connection with the installation of a fire alarm panel at the 400 North Belt Building,
(c) $200,000.00 to cover all repairs and other items mentioned in the letter of April 10, 1996, from Parkway Texas Corporation to Jeff Black of CB Commercial Real Estate Group, Inc. regarding repairs, maintenance and other improvements to the Properties and
(d) prepaid rents, including $31,544.32 under the lease with 3DX Technologies. Purchaser expressly assumes all obligations in connection with the same, including but not limited to any contracts for the purchase, installation and repair of such cooling tower and fire alarm panel, and Purchaser agrees to indemnify, defend and hold Seller harmless from the same. This section shall expressly survive the Closing.


                                       ARTICLE 7.

                                  DEFAULT AND REMEDIES

       7.1. Default by Purchaser. If Purchaser should fail to consummate the transaction herein contemplated for any reason, except default by Seller or the exercise of a right of termination herein granted to Purchaser, then Seller shall be entitled to terminate this Contract and receive the Earnest Money (including any interest earned thereon) as full, agreed and liquidated damages for the breach of this Contract by Purchaser, whereupon neither party shall have any further rights or obligations hereunder except as set forth in Sections 8.11 and 8.17 hereof. In this regard, it is agreed that the Earnest Money to which the Seller may be entitled hereunder is a reasonable forecast of just compensation for the harm that would be caused by Purchaser's failure to consummate the transaction herein contemplated and that the harm that would be caused by such failure is one that is incapable or very difficult of accurate estimation.

       7.2.   Default by Seller.   If Seller should fail to consummate
the transaction herein contemplated for any reason, except
Purchaser's default or the exercise of a right of termination herein granted to Seller, then Purchaser shall be entitled, as Purchaser's sole and exclusive remedies, at its option, either (a) to terminate this Contract and receive the prompt refund of the Earnest Money and any interest earned thereon or (b) enforce specific performance, in which case Purchaser shall be deemed to have accepted, and shall accept, the Properties in their "AS IS" condition and subject to all title and other matters as they exist on the date of conveyance. The failure of a contingency to Purchaser's obligations hereunder shall not be deemed a default by Seller. Other than as expressly set forth herein, SELLER HEREBY DISCLAIMS, AND PURCHASER HEREBY RELEASES SELLER FROM, ALL LIABILITY FOR DAMAGES INCLUDING, WITHOUT LIMITATION, ACTUAL, SPECIAL,
INCIDENTAL OR CONSEQUENTIAL DAMAGES, CAUSED BY SELLER'S FAILURE TO CONSUMMATE THE TRANSACTION HEREIN CONTEMPLATED OR ANY OTHER ACT OR OMISSION OF SELLER.

       7.3. Attorney's Fees. If it shall be necessary for either Purchaser or Seller to employ an attorney to enforce its rights pursuant to this Contract, the party prevailing in any final judgment shall be entitled to reimbursement by the other party for all reasonable costs, charges and expenses, including attorney's fees, expended or incurred in connection therewith.


                                       ARTICLE 8.

                                      MISCELLANEOUS

       8.1.   Brokers.     It is understood and agreed that the only
broker involved in the negotiation and consummation of this Contract has been and is CB Commercial Real Estate Group, Inc. (the "Broker") and conditioned upon the closing of the transaction contemplated hereby, Seller shall pay the Broker a commission in the amount set forth in a separate agreement between Seller and Broker, but such commission shall be payable only if, as, and when the sale is closed and consummated. Each of the parties represents to the other that it has not incurred and will not incur any liability for brokerage fees, finder's fees or agent's commissions in connection with this Contract other than the liability of Seller as set forth in this paragraph and agrees to indemnify, defend and hold harmless the other from all liabilities, damages, expenses and costs, including attorneys' fees, incurred as a result of such party's breach of such representation. If this Contract is terminated for any reason, there will be no commission due or payable hereunder without regard to fault by either party. In accordance with the requirements of the Texas Real Estate License Act, Purchaser is hereby advised by the Broker: (a) that Purchaser should be furnished with or obtain a policy of title insurance or have the abstract covering the Properties examined by an attorney of Purchaser's own selection, and (b) that unless otherwise agreed to in writing by the parties hereto and the Brokers, Brokers are being paid by Seller and are representing Seller in this transaction. This provision shall survive Closing.

       8.2. Condemnation. If any material part of the Properties is condemned prior to the Closing Date, Seller shall promptly give Purchaser written notice of such condemnation and Purchaser shall have ten (10) days after the receipt of such notice within which to notify the Seller in writing of its election to either (i) proceed to consummate the purchase of the Properties, remaining subject to sale by Seller, such Properties being conveyed in their "AS IS, WHERE IS" condition, and, if the condemnation proceeds are available prior to the Closing Date, having the condemnation proceeds applied to reduce the Purchase Price provided herein, or, if such proceeds are not available prior to the Closing Date, take the Properties subject to such condemnation with all condemnation proceeds to be delivered to Purchaser, or (ii) declare this Contract terminated and have the Earnest Money and any interest earned thereon delivered to Purchaser, with no broker's fee due to any person, and neither party shall have any further obligations under this Contract except for the indemnity and obligations under Sections 8.11 and 8.17 hereof. If Purchaser fails to notify
Purchaser in writing within the ten day period provided in this Section, Purchaser shall be deemed to have elected to consummate the purchase pursuant to the first option.

       8.3. Casualty Loss. If the Properties hereafter are damaged by fire, tornado, or other casualty prior to Closing and the cost of repairing the Properties and restoring the same to their condition at the time immediately preceding the casualty is at least $750,000.00 (with respect to the Woodbranch Building) or $1,250,000.00 (with respect to the North Belt Building) (as determined by a contractor selected by Seller), Purchaser shall have the option of either (i) canceling this Contract, thereby releasing the parties from all obligations hereunder (except for the indemnity and obligations under Sections 8.11 and 8.17) and requiring the return of the Earnest Money and any interest earned thereon to the Purchaser, or (ii) proceeding to close this transaction with the Properties in their "AS IS, WHERE IS" condition and with either (a) the Purchase Price being credited by reducing the amount of the Purchase Price by an amount equal to the insurance proceeds, if any, related to the Properties actually collected by the Seller prior to the Closing or (b) the Seller assigning to Purchaser the right to collect the insurance proceeds related to the Properties, up to the amount of the actual expenses incurred by Purchaser in connection with repairing such damage or destruction. If the cost to repair and restore the Buildings will be less than the respective amounts set forth above (according to Seller's contractor) or if Purchaser does not notify Seller in writing of its election to cancel this Contract within ten (10) days from notice to Purchaser that the damage or destruction will cost more than the respective amounts set forth above to repair and restore, the Purchaser and Seller will close the transaction as provided hereunder, with the Properties conveyed to Purchaser in their "AS IS, WHERE IS" condition and Seller assigning to Purchaser the right to collect the insurance proceeds related to the Properties, up to the amount of the actual expenses incurred by Purchaser in connection with repairing such damage or destruction.

       8.4. Past Due Rents. Notwithstanding that Purchaser is obligated pursuant to Section 6.4 hereof to use its good faith efforts to collect all past due rents and late charges on behalf of Seller, Seller shall have the right to contact any person obligated for such rents and charges in order to collect same in Seller's name and as the former owner of the Properties. Purchaser shall join in the execution of any letter or release reasonably deemed necessary by Seller to effectuate the collection of such rents and charges.

       8.5. Notices. All notices, demands, requests and other communications required or permitted hereunder shall be in writing and shall be (a) hand-delivered, (b) delivered by a nationally recognized overnight courier service (c) mailed, certified mail, return receipt requested, or (d) telecopied, addressed to the addressee as follows:

       If mailed                  The Penn Mutual Life Insurance Company
       to Seller:                 Independence Square
                                  Philadelphia, PA  19172
                                  Attn:  Mr. Michael Baron
                                  Telecopier No.: (215) 672-2760

       If delivered to            The Penn Mutual Life Insurance Company
       Seller by overnight        600 Dresher Road
       courier:                   Horsham, Pa. 19044
                                  Attn: Mr. Michael Baron

       with a copy to:            Hirsch & Westheimer, P.C.
                                  25th Floor, NationsBank Center
                                  700 Louisiana
                                  Houston, Texas  77002
                                  Attn: Mr. Lee E. Herman
                                  Telecopier No.: (713) 223-9319

       If to Purchaser:           Parkway Houston, Inc.
                                  188 E. Capitol St., Suite 300
                                  Jackson, Ms. 39202
                                  Attn: Mr. Steve Rogers
                                  Telecopier No.: (601) 949-7049

       with a copy to:            Mr. Robert C. Hutchison
                                  Forman, Perry, Watkins & Krutz
                                  188 East Capitol Street, Suite 1200
                                  Jackson, Mississippi 39201
                                  Telecopier No.: (601) 960-8613

The communication shall be deemed delivered upon receipt if by hand-delivery. Notice deposited with an overnight courier shall be deemed delivered one (1) day after such deposit. Notice mailed as provided above shall be deemed delivered three (3) days after deposit in an official depository of The United States Postal Service. Notice telecopied shall be deemed delivered the day of transmittal, if transmittal is completed prior to five o'clock p.m. according to the local time of the recipient, and otherwise the day after transmittal. Either party may change the place or telecopy telephone number for giving notices by notifying all parties hereto in a manner set forth in this Section 8.5, and such new address and telephone number shall be effective for notice purposes ten (10) days after the change has been delivered to all parties in a manner set forth herein. If the date for delivery of a notice required hereunder is a Saturday, Sunday or legal holiday in the State of Texas, such notice shall be delivered no later than the next business day.

       8.6. Governing Law; Venue. THIS CONTRACT IS BEING EXECUTED AND DELIVERED, AND IS INTENDED TO BE PERFORMED, IN THE STATE OF TEXAS, AND THE LOCAL LAWS OF SUCH STATE SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF THIS CONTRACT.
THIS CONTRACT SHALL BE PERFORMABLE IN HARRIS COUNTY, TEXAS.

       8.7. Entirety and Amendments. This Contract embodies the entire agreement between the parties with regard to the transaction contemplated by this Contract and supersedes all prior or contemporaneous written or oral agreements and understandings between the parties relating to the Property (except for that certain Access and Confidentiality Agreement pertaining to the Property previously executed by the parties, which remains in full force and effect), and may be amended or supplemented only by an instrument in writing executed by the party against whom enforcement is sought.

       8.8. Invalid Provisions. If any provision of this Contract is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable; the Contract shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of the Contract;
and the remaining provisions of the Contract shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Contract.

       8.9. Parties Bound. This Contract shall be binding upon and inure to the benefit of Seller and Purchaser and their respective successors and Seller's assigns. This Contract may be assigned by Seller without Purchaser's consent, but Purchaser may not assign this Contract without the prior written consent of Seller and any attempt to do so shall be void ab initio. If Purchaser validly assigns this Contract, the Assignee shall assume all of the rights, duties and obligations of Purchaser hereunder and if the assignee is a corporation or limited liability company or Purchaser is not a general partner in any partnership assignee, Purchaser shall execute a specific guarantee of Purchaser's obligations hereunder. Promptly upon a valid assignment of this Contract, Purchaser shall deliver to the Seller and the Title Company a copy of the assignment document.

       8.10. Further Acts. In addition to the acts recited in this Contract to be performed by Seller and Purchaser, Seller and Purchaser agree to perform or cause to be performed any and all such further acts as may be reasonably necessary to consummate the transaction contemplated hereby. This provision shall expressly survive the Closing.

       8.11. Access to Property. It is agreed that Purchaser, its agents and representatives, shall have the right, from time to time after one (l) business day's notice of its intent to do so, to enter upon the Property to inspect the same, provided that Purchaser shall not enter any space leased to tenants without the prior written consent of such tenant and Seller. Purchaser shall repair any damage to the Property caused by its or its agent's or representative's entry on or inspection of the Property. Purchaser agrees to indemnify and hold Seller harmless from and against any and all claims, demands, damages, costs and expenses which may be incurred by Seller arising out of Purchaser's or its agent's or representative's activities on or related to the Property, which indemnity shall survive the Closing or termination of this Contract. This provision supplements, but does not amend or supersede, the above-referenced Access and Confidentiality
Agreement.

       8.12. Time of Essence. It is agreed that time is of the essence of this Contract.

       8.13. Additional Audits. For sixty (60) days after the Closing, Purchaser shall have the right to conduct an audit of the books and records of Seller related solely to the operations and financial results of the Properties, provided that (a) such audit is (i) conducted solely for the purpose of complying with the requirements of securities laws then applicable to Purchaser and
(ii) limited to the extent necessary to comply with such requirements, (b) Purchaser shall first use its best efforts to satisfy such requirements by auditing the books and records at the Properties and/or retained by The Trammel Crow Company and (c) the information obtained in such audit will not be used for any purpose other than complying with such securities laws.

       8.14. Effective Date. The "Effective Date" of this Contract shall be the date on which a fully executed counterpart of this Contract and the Earnest Money payment is deposited in escrow with the Title Company, as evidenced by the signature of an agent of the Title Company below.

       8.15. Pronouns. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

       8.16. Exhibits. All exhibits, if any, described herein are attached hereto and incorporated herein by reference for all purposes.

       8.17. Disclosures. Purchaser agrees to hold all information furnished by or on behalf of Seller to Purchaser, and Seller agrees to hold all information furnished by or on behalf of Purchaser to Seller, in strict confidence and not to release the same to any third party except Purchaser's and Seller's respective attorneys, accountants and environmental consultants. If this Contract is terminated for any reason, Purchaser shall deliver to Seller all documents, instruments, certificates and agreements related to the Properties provided to Purchaser by or on behalf of Seller and all reports related to the Properties, unless Purchaser is prohibited from delivering particular reports or studies by the confidentially restraints in the reports and studies, which restraints Purchaser will diligently try to have removed or waived with respect to Seller. This provision supplements, but does not amend or supersede, the above-referenced Access and Confidentiality Agreement.

       8.18. Counterparts. This Contract may be executed in counterparts, each of which shall be an original, but all of which shall be one and the same Contract.

       IN WITNESS WHEREOF, the parties hereto have executed this Contract as of the last date on which any of the parties hereto executes this Contract.

                                         SELLER:

                                         THE PENN MUTUAL LIFE INSURANCE
                                         COMPANY


                                         By: --------------------------------
                                             Michael S. Baron, Vice President

                                         Date of Execution: April 15, 1996


                                         PURCHASER:

                                         PARKWAY HOUSTON, INC.


                                         By:---------------------------------
                                             Steven G. Rogers, President


                                         By:---------------------------------
                                             Mitch Mattingly, Vice President

                                         Date of Execution: April 15, 1996

                                         Federal Employer Identification
                                         Number:

                                         64-0874784